SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 26, 2002

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2002, providing for the issuance of Thornburg Mortgage Securities Trust 2002-1, Mortgage Loan Pass-Through Certificates, Series 2002-1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82904	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hudson Street Jersey City, New Jersey	07302
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 524-2437

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust 2002-1, Mortgage Loan Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-82904) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $446,793,100 in aggregate principal amount of Class A, Class B1, Class B2, Class B3 and Class R, Thornburg Mortgage Securities Trust 2002-1, Mortgage Loan Pass-Through Certificates, Series 2002-1 on March 26, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 22, 2002, as supplemented by the Prospectus Supplement dated March 22, 2002 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2002, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer, The Murrayhill Company, as credit risk manager, Bankers Trust (Delaware), as Delaware trustee and Bankers Trust Company of California, N.A., as trustee.  The “Certificates” consist of the following classes: Class A, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid and adjustable rate, conventional, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $449,492,734 as of March 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement, dated March 22, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement, dated as of March 1, 2002, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Bankers Trust (Delaware), as Delaware Trustee and Bankers Trust Company of California, N.A., as Trustee.

99.1

Mortgage Loan Purchase and Assignment Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc., Thornburg Mortgage, Inc., Lehman Brothers Inc. and Structured Asset Securities Corporation.

99.2

Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc., Thornburg Mortgage, Inc. and Wells Fargo Bank Minnesota, National Association and Sub-Servicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg Mortgage Home Loans, Inc., as Servicer and Cenlar FSB, as Sub-Servicer.

99.3

Reconstituted Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. and Morgan Stanley Dean Witter Credit Corporation and Wells Fargo Bank Minnesota, National Association.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By: /s/ Stanley Labanowski
Name: Stanley Labanowski
Title:   Vice President

Dated:  April 10, 2002

EXHIBIT INDEX

Exhibit No.	Description	Page No.

1.1	Terms Agreement, dated March 22, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.
4.1

Trust Agreement, dated as of March 1, 2002, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Bankers Trust (Delaware), as Delaware Trustee and Bankers Trust Company of California, N.A., as Trustee.

99.1

Mortgage Loan Purchase and Assignment Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc., Thornburg Mortgage, Inc., Lehman Brothers Inc. and Structured Asset Securities Corporation.

99.2

Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc., Thornburg Mortgage, Inc. and Wells Fargo Bank Minnesota, National Association and Sub-Servicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg Mortgage Home Loans, Inc., as Servicer and Cenlar FSB, as Sub-Servicer.

99.3

Reconstituted Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. and Morgan Stanley Dean Witter Credit Corporation and Wells Fargo Bank Minnesota, National Association.